REVOLVING CREDIT NOTE

$800,000.00                                                Dated: March 18, 1996


     FOR VALUE RECEIVED, the undersigned, THE HOMESTEAD COMPANY, L.C., a Kansas limited liability company ("Borrower"), hereby unconditionally promises to pay to the order of INTEGRATED HEALTH SERVICES RETIREMENT MANAGEMENT, INC., a Delaware corporation ("Lender"), the principal amount of each loan made by the Lender to the Borrower pursuant to the Revolving Credit and Security Agreement, the aggregate principal amount of which loans to Borrower at any time outstanding shall not exceed the sum of EIGHT HUNDRED THOUSAND ($800,000.00) DOLLARS, provided that the entire principal balance of such loans and all accrued and unpaid interest thereon shall be fully due and payable one (1) year after the date hereof.

     This Note shall bear interest from its date until maturity on the principal amount outstanding from time time hereunder (calculated on the basis of a 360-day year of twelve 30-day months) at a rate of eleven and three quarters of one (11-3/4%) per cent per annum, such interest to accrue on a monthly basis. Each payment made hereunder shall be applied first to the payment of all accrued interest and the balance shall be applied to the principal.

     Notwithstanding any provision contained herein or in the Revolving Credit and Security Agreement, the total liability of Borrower for payment of interest pursuant hereto, including late charges, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from Borrower, and if any payments by Borrower include interest in excess of such a maximum amount, Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to Borrower.

     This Note is the Loan Note referred to in the Revolving Credit and Security Agreement of even date herewith made by and between the Borrower and the Lender (the "Revolving Credit and Security Agreement"). This Note is entitled to all of the benefits under the Revolving Credit and Security Agreement and the other agreements and documents executed pursuant thereto or in connection therewith (collectively, the "Loan Documents"). Borrower shall pay all costs of collection of this Note, including reasonable attorney's fees.

     The Lender is authorized but not required to record the date and amount of each loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided however, that the Lender's failure to so record shall not limit the obligations of the Borrower hereunder and under the Revolving Credit and Security Agreement to pay the principal of and interest on the loans.

     Borrower waives notice of demand, presentment for payment, notice of protest, and protest of this Note. All rights and remedies given by this Note, the Revolving Credit and Security Agreement, the other Loan Documents and by law are cumulative and not exclusive of any thereof or of any other rights or remedies available to the Lender and no course of dealing between Borrower and the Lender, or any delay or omission in exercising any right or remedy, shall operate as a waiver of any right or remedy, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by Lender.

     Borrower represents and warrants that the loans evidenced hereby are made for business purposes only and are therefore commercial loans.

     The Borrower may repay all or any part of the remaining principal balance of this Note at any time without penalty or premium.

     This Note shall be governed, interpreted, and enforceable in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the undersigned has executed this Note on the date first above written.

                                                  THE HOMESTEAD COMPANY, L.C.

                                                  By: /S/ Jack West
                                                  Name: Jack West
                                                  Title:  CEO

                ALLONGE AND AMENDMENT OF REVOLVING CREDIT NOTE

     Reference is made to that certain Revolving Credit Note in the original principal amount of $800,000, dated March 18, 1996 (the "Original Note") made by THE HOMESTEAD COMPANY, L.C., a Kansas limited liability company ("Borrower"), and payable to INTEGRATED HEALTH SERVICES RETIREMENT MANAGEMENT, INC., a Delaware corporation ("Lender"). This Allonge and Amendment (this "Allonge") shall be and remain attached to and shall constitute an integral part of the above described Original Note from and after the date hereof (the Original Note as modified by this Allonge being hereinafter referred to as the "Note"). Terms capitalized but not otherwise defined herein shall have the meanings given to them, respectively, in the Original Note.

     The Original Note is hereby amended by amending the first Paragraph thereof in full to read as follows:

     "FOR VALUE RECEIVED, the undersigned, THE HOMESTEAD COMPANY, L.C., a Kansas limited liability company ("Borrower"), hereby unconditionally promises to pay to the order of INTEGRATED LIVING COMMUNITIES RETIREMENT MANAGEMENT,INC., a Delaware corporation ("Lender"), the principal amount of each loan made by the Lender to the Borrower pursuant to the Revolving Credit and Security Agreement, the aggregate principal amount of which loans to Borrower at any time outstanding shall not exceed the sum of ONE MILLION ($1,000,000.00) DOLLARS, provided that the entire principal balance of such loans and all accrued and unpaid interest thereon shall be fully due and payable one (1) year after the date hereof."

     The Original Note is further amended by increasing the face amount thereof to $1,000,000.00, and by reflecting the name change of Lender from "Integrated Health Services Retirement Management, Inc." to "Integrated Living Communities Retirement Management, Inc."

     Except as modified hereby, all the terms and conditions of the Original Note are hereby ratified and confirmed. This Allonge may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.


                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has caused this Allonge to be executed as of the 12th of July, 1996.


THE HOMESTEAD COMPANY, LLC




BY:   /s/ Jack West
      -----------------------
Name: Jack West
      -----------------------
Title: CEO
      -----------------------


ACCEPTED BY:
INTEGRATED LIVING COMMUNITIES
RETIREMENT MANAGEMENT, INC.



By:   /s/ Edward J. Komp
      --------------------------
Name: Edward J. Komp
      --------------------------
Title: Executive Vice President
      --------------------------